UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

The Annual Meeting of Dominion Energy, Inc. (the “Company”) was held on May 6, 2020.  Results of items presented for voting are listed below.

The following nominees were elected to the Board for a one-year term or until next year’s annual meeting: James A. Bennett, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell, II, D. Maybank Hagood, John W. Harris, Ronald W. Jibson, Mark J. Kington, Joseph M. Rigby, Pamela J. Royal, Robert H. Spilman, Jr., Susan N. Story, and Michael E. Szymanczyk. The votes cast with respect to all of the nominees presented at the Annual Meeting were as follows.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote
James A. Bennett	570,678,104	3,342,691	1,793,459	128,010,304
Helen E. Dragas	560,600,354	13,624,816	1,589,082	128,010,306
James O. Ellis, Jr.	570,715,009	3,294,747	1,804,500	128,010,302
Thomas F. Farrell, II	541,016,507	31,166,615	3,631,130	128,010,306
D. Maybank Hagood	570,291,492	3,693,354	1,829,406	128,010,306
John W. Harris	529,362,050	42,969,575	3,482,627	128,010,306
Ronald W. Jibson	568,499,144	5,462,334	1,852,775	128,010,305
Mark J. Kington	546,805,919	27,192,867	1,815,468	128,010,304
Joseph M. Rigby	570,914,826	3,095,628	1,803,802	128,010,302
Pamela J. Royal	570,333,705	3,866,994	1,613,554	128,010,305
Robert H. Spilman, Jr.	548,388,947	25,628,425	1,796,882	128,010,304
Susan N. Story	570,230,348	3,971,135	1,612,769	128,010,306
Michael E. Szymanczyk	560,173,599	13,794,753	1,845,898	128,010,308

The appointment of Deloitte & Touche LLP as our independent auditor for 2020 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
666,749,193	35,038,961	2,036,404

Shareholders approved an advisory vote on approval of executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
495,268,888	76,579,333	3,966,025	128,010,312

A shareholder proposal requesting the Company to adopt a policy to require an independent Board Chair was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
252,922,154	289,768,870	33,123,221	128,010,313

A shareholder proposal requesting the Company to permit shareholders the right to act by written consent was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
177,646,454	392,383,721	5,784,070	128,010,313

Item 9.01 Financial Statements and Exhibits

Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carter M. Reid
Carter M. Reid
Executive Vice President, Chief of Staff and Corporate Secretary and President – Dominion Energy Services

Date:  May 7, 2020